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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
interWAVE Communications International, Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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interWAVE COMMUNICATIONS INTERNATIONAL, LTD.
Clarendon House, 2 Church Street
Hamilton, HM DX, Bermuda

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held December 5, 2003

To the Shareholders:

        The Annual Meeting of Shareholders (the "Annual Meeting") of interWAVE Communications International, Ltd. (the "Company") will be held at the Hilton Santa Clara, 4949 Great America Parkway, Santa Clara, California, 95054, on Friday, December 5, 2003, at 10:00 a.m. local time for the following purposes:

  1.
  To elect two Class I members of the Board of Directors to serve until the 2006 Annual Meeting or until their successors have been duly elected and qualified;

  2.
  To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2004; and

  3.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the attached Proxy Statement.

        Only shareholders of record at the close of business on October 20, 2003 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such shareholders will be available for inspection at the office of the Company's subsidiary, interWAVE Communications, Inc. at 2495 Leghorn Street, Mountain View, California 94043, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Dr. Priscilla M. Lu
Dr. Priscilla M. Lu, Ph.D. Chairwoman of the Board

Mountain View, California
October 28, 2003

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. SHAREHOLDERS MAY VOTE VIA WRITTEN PROXY AS IS DESCRIBED ON THE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

interWAVE COMMUNICATIONS INTERNATIONAL, LTD.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

        These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of interWAVE Communications International, Ltd., a Bermuda corporation (the "Company"), for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Hilton Santa Clara, 4949 Great America Parkway, Santa Clara, California, 95054, on Friday, December 5, 2003, at 10:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to shareholders on or about October 31, 2003.

PURPOSE OF MEETING

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        The Company's common shares are the only type of security entitled to vote at the Annual Meeting. On October 20, 2003, the record date for determination of shareholders entitled to vote at the Annual Meeting (the "Record Date"), there were approximately 6,857,677 common shares outstanding. Each shareholder of record on October 20, 2003 is entitled to one vote for each common share held by such shareholder on October 20, 2003. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

        The Company's bye-laws provide that the holders of a majority of the Company's common shares issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted as present for the purpose of determining the presence of a quorum. Broker non-votes will not be counted as present for the purpose of determining the presence of a quorum.

Voting

        Shareholders may vote by written proxy or in person at the meeting. Specific instructions to be followed by any shareholder interested in voting via mail are set forth on the enclosed proxy card.

Votes Required

        Proposal 1.    Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The two (2) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total.

        Proposal 2.    Ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2004 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions will be counted as having voted against the proposal. Broker non-votes will not be counted as having voted on the proposal.

Proxies

        Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors as set forth in Proposal 1, and FOR Proposal 2 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or at the Company's request, a professional proxy solicitation firm, for which the Company estimates that it would pay fees not to exceed an aggregate of $20,000. No additional compensation will be paid to directors, officers or employees for such services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The directors who are being nominated for re-election to the Board of Directors (the "Nominees"), their ages as of September 30, 2003, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The two (2) Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the Annual Meeting in 2005 or until their successors have been duly elected and qualified.

Nominees	Age	Principal Occupation
Thomas R. Gibian (2)	50	Managing Director, Emerging Markets Partnership and Chief Operating Officer, American International Group African Infrastructure Fund
Andrew C. Wang (1)(2)	66	Chairman, Industrial Technology Investment Corporation

        Thomas R. Gibian has served as a director of the Company since May 2000. Mr. Gibian has been a Managing Director for Emerging Markets Partnership (EMP) and Chief Operating Officer for the American International Group (AIG) African Infrastructure Fund since 1995. From 1987 to 1995, Mr. Gibian was employed by Goldman Sachs Limited as an Executive Director and co-head of structured finance for the Asia-Pacific Region. Mr. Gibian is a director of Ashanti Goldfields Ltd. (NYSE: ASL). He holds a B.A. from the College of Wooster in Wooster, Ohio, and an M.B.A. from the Wharton School of Finance, University of Pennsylvania.

        Dr. Andrew C. Wang has served as a director of the Company since 1994. Dr. Wang has been Chairman of Industrial Technology Investment Corporation, a venture capital firm, since 1989. Dr. Wang was Chairman of Taiwan Mask Corporation, a semiconductor manufacturer, from 1989 to 2000. From 1992 to 1997, Dr. Wang was President and Chief Executive Officer of Optical Microwave Network, Inc., a microwave component company. From 1994 to 1997, Dr. Wang was Chairman and Chief Executive Officer of Mobile Telesystems, Inc., a satellite communications company. Dr. Wang holds a B.S. in Electrical Engineering from the National Taiwan University, a M.S. in Electrical Engineering from the University of California, Berkeley, and a Ph.D. in Electrical Engineering from Stanford University.

        Other Board Members whose terms continue beyond the Annual Meeting:

Directors' Whose Terms Continue	Age	Principal Occupation
Dr. Priscilla M. Lu	51	Chairwoman, interWAVE Communications International, Ltd.
Erwin F. Leichtle	54	President and Chief Executive Officer, interWAVE Communications International, Ltd.
William E. Gibson (2)	63	Managing Partner, Crossroads Venture Capital LLC
Dr. Nien Dak Sze (1)	56	Chairman, AER, Inc.
Dr. Ker Zhang	40	Chief Executive Officer, VIA Telecom, Inc.

(1)
Member of the Compensation Committee.

(2)
Member of the Audit Committee.

Until the annual meeting in 2004:

        Erwin F. Leichtle has served as the Company's President and Chief Executive Officer since July 2003 and as a director of the Company since August 2003. From January 2002 to June 2003, Mr. Leichtle was Vice President and General Manager of Ericsson's Eastern Europe and Central Asia region. From October 1997 to December 2001, he was Vice President, General Manager for Strategic Accounts, and Global Account Executive for the WorldCom account, and reported to the Chief Executive Officer of Ericsson North America. In this position, Mr. Leichtle built Ericsson's first global sales unit, which included account responsibilities for WorldCom U.S., Mexico, Brazil, Europe and Asia-Pacific. From 1985 to 1997, Mr. Leichtle has held various other senior management positions in Ericsson: in the US managing Ericsson's entrance into the market; in Germany launching Ericsson's first GSM network; and in Mexico launching Ericsson's first professional sales and services organizations; as well as with companies such as Motorola and Compania Nacional de Telefonos in Chile. He holds an M.S. in electrical engineering from Royal Institute of Technology in Stockholm, Sweden, and a B.S. in Electrical Engineering from Technical University in Chile, and also attended postgraduate General Management and Leadership training at London Business School. Mr. Leichtle also served as a researcher at the Royal Institute of Technology in Stockholm Sweden between 1979 and 1984.

        Mr. William E. Gibson has served as a director of the Company since June 2001 and is currently Managing Partner of Crossroads Venture Capital LLC. Mr. Gibson was a co-founder of Wireless, Inc. and served as Chairman of the Board of Directors of Wireless since its inception in May 1997 until its acquisition by interWAVE in June 2001. Prior to October 1999, Mr. Gibson also served as the President and Chief Executive Officer of Wireless. Mr. Gibson is the founder and has served as Managing Member of Crossroads Venture Capital LLC, a private equity fund, since its inception in October 1996 and serves as Managing Partner of several private equity funds of which Crossroads Venture Capital LLC is the General Partner. Since June 1995, Mr. Gibson has served as President and Chief Executive Officer of Pu'u'ala Corporation, a certified organic farm and ranch located in Hawaii. Mr. Gibson was a founder of Digital Microwave Corporation, a manufacturer of high-frequency digital microwave radios, and served as its President and Chief Executive Officer from 1984 through 1991 and as President of DMC Telecom International from August 1991 until June 1995. Previously, Mr. Gibson held various management positions at the Farinon division of Harris Corporation, a manufacturer of digital microwave radios, including Vice President and General Manager. He also serves on the Board of Directors of Mobicom Corporation, a designer of GSM cellular telephone handsets, Momentum Laser, Inc., a manufacturer of laser-based construction tools and Oncologic, Inc., a biotechnology company focusing on the development of a cancer detection and therapy process. Mr. Gibson holds a M.B.A. and a B.S. in Engineering from the College of Notre Dame.

        Dr. Nien Dak Sze has served as a director of the Company since May 2001. Dr. Sze is currently chairman of Atmospheric and Environmental Research Inc., a company he founded in 1977. AER is a leading research and consulting firm specializing in atmospheric, space and environmental science and technology. Since 1999, Dr. Sze has been project manager and coordinator of Project 2022, a major regional study on Hong Kong/Pearl River Delta's environment, infrastructures and urban planning aimed at enhancing the region's competitive advantages. From 1997 to 2000, Dr. Sze was a board member on Atmospheric Sciences and Climate for the US National Academy of Sciences and US National Research Council. From 1995 to 1998, Dr. Sze was a Science and Technical Advisor of the State Environmental Protection Agency of the People's Republic of China. Dr. Sze holds a Ph.D. in Applied Mathematics from Harvard University and a B.S. in Engineering Sciences from Purdue University.

        Dr. Ker Zhang has served as a director of the Company since August 2003 and since July 2001 has served as Chief Executive Officer of VIA Telecom, Inc., a leading developer of CDMA subscriber chipsets. He has been active in significant research and development projects for more than 15 years, including involvement with the early development of the wireless local area network (802.11) technology. Prior to joining VIA Telecom, Inc., Dr. Zhang founded Synchronization, Inc. in July 1997 and served as its Chief Executive Officer until December 2000. From 1999 to 2001, he also was the General Manager of the Mobile Subscriber Group of Eastern Communications Co., Ltd. in Hangzhou, China. Prior to 1997, Dr. Zhang was Vice President and General Manager of the Multimedia Communications Group of Microtek International and held management and engineering positions at Motorola and the semiconductor group of Rockwell International (now Skyworks). Dr. Zhang holds a Ph.D. degree from Worcester Polytechnic Institute in Massachusetts. He is a senior member of the Institute of Electrical and Electronics Engineers (IEEE).

Until the annual meeting in 2005:

        Dr. Priscilla M. Lu founded the Company in 1994 and has served as Chairwoman of the Board since its inception. Dr. Lu also served as the Company's Chief Executive Officer from June 1994 to February 2003, and as its President from June 1994 to August 1999. From 1992 to 1994, Dr. Lu was Vice President and General Manager of the Network Systems Division at Network Equipment Technologies, a wide-area network equipment provider. From June 1976 to December 1991, Dr. Lu worked for AT&T Bell Laboratories, a unit of AT&T that is now Lucent Technologies, where she served as Business Unit Managing Director of the Imaging and Multimedia Business Group and held other management positions. Dr. Lu serves on the Dean's Advisory Board of California State University San Francisco and the Dean's Advisory Board of the School of Engineering of Northwestern University. Dr. Lu holds numerous patents in telecommunications and networking. Dr. Lu holds a B.S. and M.S. in Computer Science and Mathematics from the University of Wisconsin and a Ph.D. in Electrical Engineering and Computer Science from Northwestern University.

        There are no family relationships among our directors or executive officers.

Board of Directors Meetings and Committees

        During the fiscal year ended June 30, 2003, the Board of Directors held twenty (20) meetings and took action four (4) times by unanimous written consent in lieu of a meeting. For the fiscal year ended June 30, 2003, each of the Company's present directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

        The Audit Committee was created in December 1998. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's accountants, the scope of the annual audits, fees to be paid to the Company's accountants, the performance of the Company's accountants and the accounting practices of the Company. The members of the Audit Committee are Dr. Andrew C. Wang, Thomas R. Gibian and William E. Gibson. During the fiscal year ended June 30, 2003, the Audit Committee of the Board of Directors held five (5) meetings.

        The Compensation Committee was created in June 1996. The Compensation Committee reviews the performance of the executive officers of the Company, establishes compensation programs for the officers, and approves option grants to all employees under the 1994 and 1999 Stock Option Plans and the 2001 Supplemental Stock Option Plan. The members of the Compensation Committee are Dr. Wang and Dr. Sze. During the fiscal year ended June 30, 2003, the Compensation Committee of the Board of Directors held six (6) meetings.

        The Company currently does not have a Nominating Committee.

Compensation of Directors

        All directors of the Company are eligible to receive grants of stock options. All non-employee directors receive compensation of $10,000 per year, plus $1,000 per meeting attended and $500 per telephone meeting for services provided as a non-employee director. The Company also pays compensation of $1,000 per meeting attended and $500 per telephone meeting for committee participation that is not in connection with a meeting of the Board. Until the end of calendar 2003, each non-employee director will receive this compensation in common shares valued at the closing market price on the day the Board or committee meeting or action takes place. In August 2003, the Company granted 7,158 shares, 6,547 shares, 6,550 shares and 7,648 shares to each of Messrs. Gibson, Gibian, Sze and Wang, respectively, in connection with this compensation arrangement.

        Non-employee directors are eligible to receive options under the Company's 1999 Option Plan. Each individual who first joins the Company's Board of Directors as a non-employee director will receive at that time an option for 5,000 common shares. In addition, at each of the Company's annual shareholders' meetings, each non-employee director who continues to be a director after that meeting will automatically be granted at that meeting an option for 1,000 common shares which will vest one-twelfth per month following the date of grant. However, any non-employee director who receives an option for 5,000 shares under the 1999 Option Plan will first become eligible to receive the annual option for 1,000 shares at the annual meeting that occurs during the calendar year following the year in which he received the option for 5,000 shares. Directors are further eligible for stock option grants at the discretion of the Compensation Committee. The shares subject to each new non-employee director's initial option vests monthly over four years from the date of appointment to the Board. In December 2002, the Company granted an option to purchase 1,000 shares at an exercise price of $3.10 per share to each of Messrs. Gibson, Gibian, Rosati, Sze and Wang. In August 2003, the Company granted an option to purchase 5,000 shares at an exercise price of $2.53 per share to Mr. Zhang.

        From February 2003 to June 2003, Mr. Gibson was Chairman of the Executive Committee of the Company, which oversaw the daily operations of the Company and the recruitment of a new President and Chief Executive Officer subsequent to Dr. Lu's resignation as our Chief Executive Officer. In June 2003, the Company granted an option to purchase 50,000 shares at an exercise price of $2.75 per share to Mr. Gibson in connection with this service.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

        The Company is asking the shareholders to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2004. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of KPMG LLP.

        In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its shareholders' best interests. Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

Executive Officers

        The following table sets forth certain information regarding our executive officers as of October 24, 2003:

Name	Age	Position
Erwin F. Leichtle	54	President and Chief Executive Officer
William T. Carlin	44	Senior Vice President and Chief Operating Officer
Cal R. Hoagland	47	Senior Vice President and Chief Financial Officer
Padraig Stapleton	35	Vice President of Engineering

        Erwin F. Leichtle has served as the Company's President and Chief Executive Officer since July 2003 and as a director of the Company since August 2003. From January 2002 to June 2003, Mr. Leichtle was Vice President and General Manager of Ericsson's Eastern Europe and Central Asia region. From October 1997 to December 2001, he was Vice President, General Manager for Strategic Accounts, and Global Account Executive for the WorldCom account, and reported to the Chief Executive Officer of Ericsson North America. In this position, Leichtle built Ericsson's first global sales unit, which included account responsibilities for WorldCom U.S., Mexico, Brazil, Europe and Asia-Pacific. From 1985 to 1997, Mr. Leichtle has held various other senior management positions in Ericsson: in the US managing Ericsson's entrance into the market; in Germany launching Ericsson's first GSM network; and in Mexico launching Ericsson's first professional sales and services organizations; as well as with companies such as Motorola and Compania Nacional de Telefonos in Chile. He holds an M.S. in electrical engineering from Royal Institute of Technology in Stockholm, Sweden, and a B.S. in Electrical Engineering from Technical University in Chile, and also attended postgraduate General Management and Leadership training at London Business School. Mr. Leichtle served as researcher at the Royal Institute of Technology in Stockholm Sweden between 1979 and 1984.

        William T. Carlin has served as the Company's Senior Vice President and Chief Operating Officer since June 2003. Mr. Carlin served as Vice President of Global Sales and Customer Service from July 2001 to June 2003. From October 2000 to July 2001, Mr. Carlin was founder and managing director of Terrapin Broadband Inc. From May 1999 to July 2000, Mr. Carlin was Vice President and

General Manager of Satellite Products with Adaptive Broadband. From February 1998 to April 1999, Mr. Carlin was Senior Vice President of Sales and Marketing with STM Wireless Inc. From March 1992 to February 1998 he was Assistant Vice President with Hughes Network Systems International. Mr. Carlin holds a B.A. in International Relations and Social Science from Syracuse University and a Masters of International Business Studies (M.I.B.S.) from the University of South Carolina.

        Cal R. Hoagland has served as the Company's Senior Vice President and Chief Financial Officer since June 2003. Mr. Hoagland has served as Chief Financial Officer since joining the Company in August 2001. Mr. Hoagland was previously Treasurer at Persistence Software, a caching software company, from March 1999 to June 2001. From July 1998 to March 1999, he was Chief Financial Officer for Phasecom, a cable modem company. Mr. Hoagland was Chief Financial Officer for Accom, a video caching company, from July 1997 to July 1998. Mr. Hoagland was previously Corporate Controller for ADAC Laboratories, a medical imaging equipment company, from April 1995 to May 1997. Mr. Hoagland was also a former Audit Manager with Coopers & Lybrand, now PricewaterhouseCoopers. He is a member of the Financial Executives Institute, a Certified Public Accountant and currently serves as an advisory board member to Santa Clara University's School of Business Accounting Department. Mr. Hoagland holds a B.S. in Business Administration from San Jose State University.

        Padraig Stapleton has served as the Company's Vice President of Engineering since August 2003. From September 1998 to July 2003 Mr. Stapleton served as the Company's Director of Software Development. From June 1998 to August 1998, Mr. Stapleton was a consultant for Cisco Systems in its company's internet telephony service unit. From October 1995 to June 1998, Mr. Stapleton held managerial positions with SatCom Media and Centigram. Mr. Stapleton has significant experience with CDMA technology, wireless local loop software development and broadband communications. He graduated with honors in Electronic Engineering from the University of Limerick in Ireland.

        There are no family relationships among our directors or executive officers.

STOCK OWNERSHIP

        Set forth below is the number of common shares, the only outstanding voting shares of the Company, beneficially owned as of September 30, 2003 by each director and director nominee, each of the executive officers named in the Summary Compensation Table included elsewhere is this Proxy Statement (the "Named Officers"), all directors and executive officers of the Company as a group, and each holder of 5% or more of the outstanding Common Shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Eastern Communications Co., Ltd. (a)	600,000	8.71%
UTStarcom, Inc. (b)	583,658	8.48%
GBase Communications (c)	419,348	6.09%
Priscilla M. Lu (d)(m)	374,022	5.43%
William E. Gibson (e)(m)	52,925	*
Thomas Gibian (f)(m)	42,361	*
Nien Dak Sze (g)(m)	13,341	*
Andrew C. Wang (h)(m)	8,919	*
Ker Zhang (i)(m)	2,312	*
Padraig Stapleton (j)(m)	1,430	*
William T. Carlin (k)(m)	6,950	*
Cal R. Hoagland (l)(m)	3,748	*
Robert Nakata (m)	—	—
Frank Seto (m)	21,654	*
All directors and executive officers of the Company as a group (11 persons, including the foregoing) (m)	527,722	7.64%

*
Less than one percent.

(a)
Eastern Communications Co., Ltd., No. 66 Dongxin Road, Hi-Tech Development Zone, Binjiang District, Hangzhou, P.R. China 310053.

(b)
UTStarcom, Inc., 1275 Harbor Bay Parkway, Alameda, California 94502, USA.

(c)
GBase Communications, 420 N. Wiget Lane, Walnut Creek, California 94598, USA. 24,000 shares are currently held in escrow.

(d)
Includes 200,000 shares held by Best Ventures. Includes 8,000 shares held by Douglas Lu-Hill Irrevocable Trust; 8,000 shares held by Olivia Lu-Hill Irrevocable Trust; and 8,000 shares held by Felicity Lu-Hill Irrevocable Trust. Dr. Lu disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest therein. Includes 2,303 shares issuable upon exercise of options exercisable within 60 days of September 30, 2003 and warrants to purchase 5,000 shares.

(e)
Includes 29,821 shares held by Crossroads Venture Capital L.L.C., 654 shares held by a trust for Mr. Gibson's grandson, 452 shares held by a charitable remainder trust, and 1,377 shares held by Crossroads Venture Investors II L.P. Mr. Gibson disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Includes 375 shares issuable upon exercise of options exercisable within 60 days of September 30, 2003.

(f)
Includes 271 shares, issuable upon exercise of options exercisable within 60 days of September 30, 2003.

(g)
Includes 6,416 shares held by Sze Family Investment Limited. Mr. Sze disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Includes 375 shares, issuable upon exercise of options exercisable within 60 days of September 30, 2003.

(h)
Includes 1,000 shares held by the Wang 1987 Trust. Mr. Wang disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Includes 271 shares, issuable upon exercise of options exercisable within 60 days of September 30, 2003.

(i)
Includes 312 shares, issuable upon exercise of options exercisable within 60 days of September 30, 2003.

(j)
Includes 1,400 shares, issuable upon exercise of options exercisable within 60 days of September 30, 2003.

(k)
Includes 3,750 shares, issuable upon exercise of options exercisable within 60 days of September 30, 2003.

(l)
Includes 3,748 shares, issuable upon exercise of options exercisable within 60 days of September 30, 2003.

(m)
Dr. Lu is Chairwoman of the Company's Board of Directors and a Named Officer. Mr. Gibson is a member of the Company's Board of Directors and a Named Officer. Messrs. Carlin, Hoagland, Nakata, Seto and Stapleton are Named Officers. Messrs. Gibian, Sze, Wang and Zhang are members of the Company's Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding common shares are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's common shares and their transactions in such common shares. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2003 fiscal year transactions in the common shares and their common shares holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2003 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than 10% shareholders with the following exceptions: Mr. Gibson did not timely file a Form 4 reporting option grants on two occasions and Messrs. Gibian, Sze and Wang, each, did not file a Form 4 reporting an option grant. Subsequently, such Form 4 reports have been filed.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation of Executive Officers

        The following table presents information about compensation paid by the Company for the fiscal year ended June 30, 2003 for services by the Company's chief executive officer and the Company's most highly-compensated executive officers whose total salary and bonus for the fiscal year exceeded $100,000:

Summary Compensation Table

							Long-Term Compensation Awards
	Annual Compensation
Name and Principal Position					Other Annual Compensation ($)		Number of Securities Underlying Options (#)
	Year	Salary ($)	Bonus ($)
Priscilla M. Lu (1) Chairwoman of the Board	2003 2002 2001	228,277 247,000 277,692	— 9,000 6,060		— — —		— 50,000 20,000
William E. Gibson (2) Director	2003 2002 2001	— — —	— — —		60,495 26,250 —	(3) (3)	51,000 5,000 —
Cal R. Hoagland Senior Vice President and Chief Financial Officer	2003 2002 2001	170,742 159,280 N/A	— — N/A		— — N/A		25,000 4,000 N/A
William T. Carlin (4) Senior Vice President and Chief Operating Officer	2003 2002 2001	186,154 188,462 N/A	— — N/A		118,781 198,202 N/A	(5) (5)	25,000 4,000 N/A
Frank Seto (6) Vice President of Operations	2003 2002 2001	147,577 172,480 185,898	— — 19,183		80,000 — —	(7)	— 2,500 24,000
Padraig Stapleton (8) Vice President of Engineering	2003 2002 2001	148,229 N/A N/A	20,000 N/A N/A	(9)	— N/A N/A		25,000 N/A N/A
Robert Nakata (10) Vice President, Worldwide Engineering	2003 2002 2001	120,293 176,000 207,000	— — 50,000		— 65,000 —	(11)	— 4,000 —

(1)
Dr. Lu resigned as the Company's Chief Executive Officer in February 2003 and continued to be employed by the Company in other capacities until October 2003.

(2)
Mr. Gibson was the Chairman of the Company's Executive Committee, which oversaw the daily operations of the Company and the recruitment of a new President and Chief Executive Officer following Dr. Lu's resignation in February 2003 until the Company's appointment of Mr. Leichtle as its new President and Chief Executive Officer in July 2003.

(3)
$60,495 represents fees paid and reimbursement of out-of-pocket expenses in connection with Mr. Gibson's services as the Company's Chairman of the Executive Committee in 2003. $26,250 represents standard non-employee director fees paid and reimbursement of out-of-pocket expenses in 2002.

(4)
Mr. Carlin was promoted to Senior Vice President and Chief Operating Officer in June 2003.

(5)
Represents sales commissions paid to Mr. Carlin.

(6)
Mr. Seto resigned as the Company's Vice President of Operations in April 2003.

(7)
Represents portion of forgiven loan converted to taxable income in fiscal 2003.

(8)
Mr. Stapleton was promoted to Vice President of Engineering in August 2003.

(9)
Represents key employee bonus given to Mr. Stapleton.

(10)
Mr. Nakata resigned as the Company's Vice President, Worldwide Engineering in July 2003.

(11)
Represents amount of forgiven loan converted to taxable income.

Option Grants During the Fiscal Year Ended June 30, 2003

        The following table sets forth information with respect to stock options granted during the fiscal year ended June 30, 2003 to the Company's chief executive officer and the Company's most highly compensated executive officers whose total salary and bonus for the fiscal year exceeded $100,000. During the fiscal year ended June 30, 2003, options to purchase 558,900 common shares were granted to employees at a weighted-average exercise price of $1.70.

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price Per Share		Expiration Date
						5%		10%
Priscilla M. Lu	—	—		—	—		—		—
William E. Gibson	1,000 50,000	0.18% 8.95%	$ $	3.10 2.75	12/09/12 06/19/13	$ $	1,950 86,473	$ $	4,941 219,140
Cal R. Hoagland	25,000	4.47%		$2.25	04/30/13		$35,375		$89,648
William T. Carlin	25,000	4.47%		$2.25	04/30/13		$11,193		$28,365
Padraig Stapleton	4,000	0.18%		$2.40	04/22/13		$6,037		$15,300
Robert Nakata	—	—		—	—		—		—
Frank Seto	—	—		—	—		—		—

        In accordance with the rules of the SEC, the above shows the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of share price appreciation of 5% and 10%, compounded annually. These amounts do not represent our estimate of future share price. Actual gains, if any, on option exercises will depend on the future performance of our common shares.

Aggregated Option Exercises in Fiscal Year Ended June 30, 2003, and Year-End Option Values

					Value of Unexercised In the Money Options At FY-End ($)
			Number of Securities Underlying Unexercised Options at FY-End
Name	Shares Acquired on Exercise (#)	Value Realized ($)			Exercisable/Unexercisable (1)
			Exercisable/Unexercisable
Priscilla M. Lu	—	—	23,200	46,799	—	—
William E. Gibson	—	—	53,000	3,000	—	—
Cal R. Hoagland	—	—	4,167	20,833	$1,917	$9,584
William T. Carlin	—	—	4,167	20,833	$1,917	$9,584
Padraig Stapleton	—	—	667	1,354	$207	$1,033
Robert Nakata	—	—	12,290	9,708	—	—
Frank Seto	—	—	3,114	—	—	—

(1)
The amount set forth represents the difference between the fair market value of the underlying common shares as of June 30, 2003 ($2.71) and the exercise price of the option, multiplied by the number of shares underlying the option.

Employment Agreements

        In July 2003, the Company entered into an employment agreement with Erwin F. Leichtle, the Company's President and Chief Executive Officer. The agreement provided for an annual base salary of $275,000 and an annual bonus of $150,000 based on meeting or exceeding mutually agreed-to-objectives with respect to revenues, margins, cash flow and profitability. The agreement also provides Mr. Leichtle with a stock option to purchase 250,000 common shares subject to time-based vesting over a four-year period. The agreement provides that Mr. Leichtle is an employee-at-will, which means that his employment may be terminated at any time at our sole discretion. The agreement also provides that if Mr. Leichtle is terminated without cause, we will owe him severance to be paid over 12 months equal to 12-months of his then current annual base salary, continued health benefits coverage over the same 12 month period and continued vesting of his stock option for a period of 12 months following his termination. In the event of a change-in-control of the Company and termination without cause, the vesting of Mr. Leichtle's stock option will fully accelerate.

        In June 2003, the Company entered into a new employment agreement with Cal R. Hoagland, the Company's Senior Vice President and Chief Financial Officer. The agreement provided for an annual base salary of $225,000 and additional compensation of 30% earned as a result of a Management Bonus Offer or a Management Incentive Plan. The agreement provides that Mr. Hoagland is an employee-at-will, which means that his employment may be terminated at any time at our sole discretion. The agreement also provides that in the event of a termination without cause, the Company will owe him severance to be paid over 9 months equal to 9-months of his then current annual base salary, continued health benefits coverage over the same 9 month period and continued vesting of all stock options for a period of 12 months following his termination.

        In June 2003, the Company entered into a new employment agreement with William T. Carlin, the Company's Senior Vice President and Chief Operating Officer. The agreement provided for an annual base salary of $200,000 and all commissions earned and payable under the Company's commissions plan for Sales and any other bonus compensation earned under either a Management Bonus Offer program or Management Incentive Plan. The agreement provides that Mr. Carlin is an employee at will, which means that his employment may be terminated at any time at our sole discretion. The agreement also provides that in the event of a termination without cause, the Company will owe him severance to be paid over 9 months equal to 9-months of his then current annual base salary, continued health benefits coverage over the same 9 month period and continued vesting of all stock options for a period of 12 months following his termination.

        In May 2003, the Company entered into a new employment agreement with Priscilla M. Lu, the Company's former Chief Executive Officer, who continued to be employed by the Company in other capacities until October 2003. Under the agreement, following the termination of Dr. Lu's employment, she is receiving severance payments over 12 months equal to her annualized base salary of $200,000, continued health benefits coverage over the same 12 month period and continued vesting of all stock options for a period of 12 months following her termination.

Compensation Committee Interlocks and Insider Participation

        None of the members of the compensation committee is currently, or has been at any time since our formation, one of our officers or employees. During the fiscal year ended June 30, 2003, no executive officer of our company served as a member of the Board of Directors or Compensation Committee of any entity that has been one or more officers serving as a member of our Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to our executive officers during the fiscal year ended June 30, 2003. The Committee is responsible for establishing and monitoring the Company's general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

GENERAL COMPENSATION POLICY

        Under the supervision of the Board of Directors, the Company's compensation policy is designed to attract and retain qualified key executives critical to our growth and long-term success. It is the objective of our Board of Directors to have a portion of each executive's compensation contingent upon our performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for us and (iii) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our shareholders.

        The summary below describes in more detail the factors, which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

BASE SALARY

        The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with us for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. The Company's performance does not play a significant role in the determination of base salary.

CASH-BASED INCENTIVE COMPENSATION

        Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as customer satisfaction, revenue growth and earnings growth.

LONG-TERM INCENTIVE COMPENSATION

        The Company has utilized our option plans to provide executives and other key employees with incentives to maximize long-term shareholder values. Awards under these plans by the Board of Directors take the form of options designed to give the recipient a significant equity stake in the Company and thereby closely align his or her interests with those of our shareholders. Factors considered in making such awards include the individual's position with us, his or her performance and responsibilities, and internal comparability considerations.

        Each option grant allows the executive officer to acquire common shares at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's service, and then only if the market price of the common shares appreciates over the option term.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

        Dr. Priscilla M. Lu currently serves as the Company's Chairwoman and served as its Chief Executive Officer from June 1994 to February 2003. Her annualized base salary for the fiscal year ended June 30, 2003 was $200,000.

        Mr. William E. Gibson is currently a member of the Company's Board of Directors and served as the Chairman of the Company's Executive Committee, which oversaw the daily operations of the Company and the recruitment of a new President and Chief Executive Officer following Dr. Lu's resignation in February 2003 until the Company's appointment of Mr. Erwin F. Leichtle as its new President and Chief Executive Officer in July 2003. In connection with such service, Mr. Gibson received $60,495 in compensation and reimbursement of out-of-pocket expenses. Additionally, in June 2003, the Board granted Mr. Gibson an option to purchase 50,000 common shares of the Company. The shares subject to this option were fully vested at the time of grant.

        The factors discussed above in "Base Salaries," "Cash-Based Incentive Compensation," and "Long-Term Incentive Compensation" were applied in establishing the amount of Dr. Lu's salary and targeted cash bonus and stock options. Significant factors in establishing Dr. Lu's compensation were the amount of her current share ownership, changes in the compensation for similarly situated chief executives, achievement of revenue targets and customer contracts, on the Company's overall performance and Dr. Lu's individual performance. The Compensation Committee's decisions regarding Mr. Gibson's compensation and stock option grant were based on its subjective assessment of the importance of his leadership during the Company's search for a new chief executive officer, his supervision of the daily operations of the Company during this interim period, as well as its expectations for his future contributions to the Company.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

        The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by us to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under our 1994 and 1999 Option Plans to such officers will meet the requirements for qualifying as performance-based, the Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Committee's policy to qualify, to the extent reasonable, executive officers' compensation for deductibility under applicable tax law. However, we may from time to time pay compensation to executive officers that may not be deductible.

Respectfully Submitted by the Compensation Committee of the Board of Directors:

Nien Dak Sze
Andrew C. Wang

AUDIT COMMITTEE REPORT

        The Audit Committee of the Company's Board of Directors (the "Audit Committee") consists of three non-employee directors, Thomas R. Gibian, William E. Gibson and Andrew C. Wang, each of whom has been determined to be independent as defined by the Nasdaq Marketplace Rules. Among its other functions, the Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was included in the 2002 proxy statement filed with the Securities and Exchange Commission on October 28, 2002.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61.

        The Company's independent auditors also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent auditors that firm's independence and considered whether the information technology and non-audit services provided by the independent auditors are compatible with maintaining the firm's independence.

        Based on the Audit Committee's discussion with management and the independent auditors, and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2003 filed with the Securities and Exchange Commission.

Respectfully Submitted by the Audit Committee of the Board of Directors:

Thomas R. Gibian
William E. Gibson
Andrew C. Wang

Fees Billed For Services Rendered By Principal Accountant

        For the fiscal year ended June 30, 2003, KPMG LLP, the Company's previous years' independent auditor and principal accountant, billed the approximate fees set forth below:

Audit Fees		$587,650
Financial Information Systems Design and Implementation Fees	$	None
All Other Fees (primarily tax return preparation)		$60,696

SHARE PERFORMANCE GRAPH

        The graph set forth below compares the cumulative total shareholder return on the Company's common shares between January 28, 2000 and June 30, 2003 with the cumulative total return of (i) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) the Nasdaq Telecommunications Index over the same period. This graph assumes the investment of $100.00 on January 28, 2000, in the Company's common shares, the Nasdaq Stock Market-U.S. Index and the H&Q Internet Index and assumes the reinvestment of dividends, if any.

        The comparisons shown in the graph below are based upon historical data. The Company cautions that the price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's common shares.

        Comparison of Cumulative Total Return Among interWAVE Communications International, Ltd., the Nasdaq Stock Market-U.S. Index and the Nasdaq Telecommunications Index.

COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN*
AMONG INTERWAVE COMMUNICATIONS INTERNATIONAL, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

      *$100 INVESTED ON 1/28/00 IN STOCK OR INDEX-
      INCLUDING REINVESTMENT OF DIVIDENDS.
      FISCAL YEAR ENDING JUNE 30.

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Audit Committee Report, the Compensation Committee Report and Stock Performance Graph shall not be deemed "soliciting material" or be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Since July 1, 2002, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director or nominee, executive officer, holder of more than 5% of the common shares of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (i) compensation agreements and other arrangements, which are described in "Employment Contracts and Change in Control Arrangements" and (ii) the transactions described below.

        Loans to Executive Officers. We loaned Dr. Lu $132,000 in August 1999 so that she could exercise her expiring option holdings. The options were exercised for 40,000 of our common shares at an exercise price of $3.30 per share. In exchange for the loan, Dr. Lu entered into a promissory note with the Company in which she agreed to repay the loan on or before August 26, 2004. The note accrues interest at 7.05% and may be prepaid without penalty.

        In February 2001, the Company's Board of Directors approved a loan of $800,000 to Frank Seto, the Company's former Vice President of Operations, secured by 20,000 shares of the Company's common stock. The note beared interest at 6% and was due in February 2011. Upon Mr. Seto's resignation in April 2003, this loan was forgiven and was converted to taxable income of $80,000 for each of the next ten years.

        Executive Search and Recruiting Fees to a Company Owned By the Spouse of a Former Director. From July 2002 to August 2003, the Company paid $67,631 to Storm & Company, an executive search firm owned by Danelle Storm Rosati, for executive search and recruiting fees. Mario M. Rosati is the husband of Danelle Storm Rosati. Mr. Rosati joined our Board of Directors in May 2002 and resigned in August 2003.

        Legal Counsel.    Mr. Mario M. Rosati joined the Company's Board of Directors in May 2002 and resigned in August 2003. Mr. Rosati is a member of Wilson Sonsini Goodrich & Rosati ("WSGR"). During the fiscal year ended June 30, 2003, the Company employed WSGR as its legal counsel.

        Bonus to Executive Officers.    In July 2003, the Company paid a key employee bonus of $20,000 to Padraig Stapleton, Vice President of Engineering.

        The Company has entered into employment agreements with certain current and former executive officers, which are more fully described under the caption "Employment Agreements" in this proxy statement.

        The Company's bye-laws provide that it shall indemnify its directors, officers, employees and other agents but not for acts of fraud and dishonesty on the part of indemnified parties. In addition, the Company's bye-laws provide that its shareholders agree to waive any claims or right of actions the shareholders may have against any of its directors or executive officers on account of any action taken by the directors or executive officers in their capacity for the Company. This waiver does not apply to claims arising under the U.S. federal securities laws. The Company's bye-laws also permit the Company to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether our bye-laws expressly permit indemnification.

        The Company has entered into agreements indemnifying its directors and executive officers, in addition to the indemnification provided for in the Company's bye-laws. These agreements, among other things, indemnify the Company's directors and executive officers for certain expenses including attorneys' fees, judgments, fines and settlement amounts incurred by any director or executive officer in any action or proceeding, including any action by or in the Company's right arising out of that person's services as a director, officer, employee, agent or fiduciary for the Company, any subsidiary of ours or any other company or enterprise to which the person provides services at our request. The agreements do not provide for indemnification in cases where:

  •
  the claim is brought by the indemnified party;

  •
  the indemnified party has not acted in good faith;

  •
  the claim arises under section 16(b) of the Securities Exchange act; or

  •
  the indemnified party has engaged in acts, omissions or transactions for which the indemnified party is prohibited from receiving indemnification under the agreement or applicable law.

        The Company believes that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. It is the position of the SEC that indemnification for liabilities arising under federal or state securities laws is against public policy and not enforceable.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders of the Company must be received by the Company at the offices of its subsidiary, interWAVE Communications, Inc., at 2495 Leghorn Street, Mountain View, California 94043, Attn: Chief Financial Officer and Secretary, not later than July 1, 2004 and satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement and form of proxy for that meeting.

OTHER MATTERS

        The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

        The Company will mail without charge, upon written request, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003. Requests should be sent to interWAVE Communications Inc., 2495 Leghorn Street, Mountain View, California 94043, Attn: Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Dr. Priscilla M. Lu
Dr. Priscilla M. Lu Chairwoman of the Board

Mountain View, California
October 28, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.

ANNUAL MEETING OF SHAREHOLDERS

FRIDAY, DECEMBER 5, 2003
10:00 A.M. LOCAL TIME

THE HILTON SANTA CLARA
4949 GREAT AMERICA PARKWAY
SANTA CLARA, CA 95054

INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
CLARENDON HOUSE, 2 CHURCH STREET
HAMILTON, HMDX, BERMUDA

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON DECEMBER 5, 2003.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint Erwin F. Leichtle and Cal R. Hoagland, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. SHAREHOLDERS MAY VOTE VIA WRITTEN PROXY AS IS DESCRIBED ON THE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

SEE REVERSE FOR VOTING INSTRUCTIONS.

[GRAPHIC OMITTED]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1.
To elect two Class I members of the Board of Directors to serve until the annual meeting in 2006 or until their successors have been duly elected and qualified:

01
Thomas R. Gibian

02
Andrew C. Wang
☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2.
To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2004; and
☐ For	☐ Against	☐ Abstain
3.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐        Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held December 5, 2003
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
PURPOSE OF MEETING
VOTING RIGHTS AND SOLICITATION OF PROXIES
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT AUDITORS
STOCK OWNERSHIP
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
EXECUTIVE COMPENSATION AND RELATED INFORMATION
SHARE PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
OTHER MATTERS